February 19, 2015
Supplemental Financial Information Presentation
Q4 2014
Information is as of December 31, 2014 except as otherwise noted.
It should not be assumed that investments made in the future will be profitable or will equal the performance of investments in this document.
Exhibit 99.2

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Apollo Residential Mortgage, Inc.
Fourth Quarter 2014 Earnings Call
February 19, 2015
Michael A. Commaroto
Chief Executive Officer
Teresa D. Covello
Chief Financial Officer
Keith Rosenbloom
Agency Portfolio Manager
Paul Mangione
Non-Agency Portfolio Manager
Hilary Ginsberg
Investor Relations Manager

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Forward Looking Statements
Certain statements contained in this presentation may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the
Securities Exchange Act of 1934, as amended, and we claim the protections of the safe harbor for forward looking statements contained in such sections. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond management’s control. These forward-looking statements include information about possible or assumed future results of Apollo Residential Mortgage, Inc.’s (“AMTG” or the “Company”) business, financial condition, liquidity, results of operations, plans and objectives. When used in this presentation, the words "believe," "expect," "anticipate," "estimate," "plan," "continue," "intend," "should," "may", or similar expressions are intended to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: market trends in the Company’s industry, interest rates, real estate values, the debt securities markets, the U.S. housing market or the general economy or the demand for residential mortgage loans; the Company’s business and investment strategy; the Company’s operating results and potential asset performance; availability of opportunities to acquire Agency RMBS, non-Agency RMBS, residential mortgage loans and other residential mortgage assets or other real estate related assets; changes in the prepayment rates on the mortgage loans securing the Company’s RMBS; management’s assumptions regarding default rates on the mortgage loans securing the Company’s non-Agency RMBS; the Company’s ability to borrow to finance its assets and the terms, including the cost, maturity and other terms, of any such borrowing; the Company’s estimates regarding taxable income, the actual amount of which is dependent on a number of factors, including, but not limited to, changes in the amount of interest income and financing costs, the method elected by the Company to accrete the market discount on non-Agency RMBS, realized losses and changes in the composition of the Company’s Agency RMBS and non-Agency RMBS portfolios that may occur during the applicable tax period, including gain or loss on any RMBS disposals; expected leverage; general volatility of the securities markets in which the Company participates; the Company’s expected portfolio and scope of the Company’s target assets; the Company’s expected investment and underwriting process; interest rate mismatches between the Company’s target assets and any borrowings used to fund such assets; changes in interest rates and the market value of the Company’s target assets; rates of default or decreased recovery rates on the Company’s assets; the degree to which the Company’s hedging strategies may or may not protect the Company from interest rate volatility and the effects of hedging instruments on the Company’s assets; the impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters affecting the Company’s business; the timing and amount of distributions to stockholders, which are declared and paid at the discretion of the Company’s board of directors and will depend on, among other things, the Company’s taxable income, the Company’s financial results and overall financial condition and liquidity; maintenance of the Company’s  qualification as a real estate investment trust for U.S. Federal income tax purposes and such other factors as the Company’s board of directors deems relevant; the Company’s ability to maintain its exclusion from registration as an investment company under the Investment Company Act of 1940, as amended; availability of qualified personnel through ARM Manager, LLC; and the Company’s understanding of its competition.
The forward-looking statements are based on management’s beliefs, assumptions and expectations of AMTG’s future performance, taking into account all information currently available to management. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to AMTG. Some of these factors are described in the Company's Annual Report on Form 10-K for the year ended December 31, 2013 and the Company’s other filings with the Securities and
Exchange Commission (“SEC”). These and other risks, uncertainties and factors, including those  described in the Company’s annual, quarterly and current  reports filed with the SEC , could cause the
Company’s actual results to differ materially from those included in any forward-looking statements we make.  All forward-looking statements speak only as of the date on which they are made. New risks and uncertainties arise over time, and it is not possible for management to predict those events or how they may affect AMTG. Except as required by law, AMTG is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation contains information regarding the Company’s financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), including Operating Earnings and Operating Earnings per share.  Please refer to page 4 for a definition of “Operating Earnings” and the reconciliation of “Operating Earnings” to the applicable GAAP financial measure set forth on pages 17 and 18.
This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers.  AMTG makes no representation or warranty, expressed or implied, with respect to the accuracy, reasonableness or completeness of such information.
Past performance is not indicative nor a guarantee of future returns.
Index performance and yield data are shown for illustrative purposes only and have limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors (such as number and types of securities).  Indices are unmanaged, do not charge any fees or expenses, assume reinvestment of income and do not employ special investment techniques such as leveraging or short selling.  No such index is indicative of the future results of any investment by AMTG.

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Fourth Quarter and Full Year 2014 Summary Highlights
Reported Operating Earnings of $16.9 million, or $0.53 per
share of common stock for the fourth quarter of 2014
(1)
Quarter-end leverage multiple of 4.4x at December 31, 2014
Declared a $0.45 per share of common stock quarterly
dividend for stockholders of record as of December 31, 2014
Book value per share of common stock of $19.12 at
December 31, 2014
Residential Mortgage Backed Securities (“RMBS”) portfolio
totaled $3.8 billion at December 31, 2014
RMBS, securitized mortgage loan portfolio and other credit
investments had a 2.6% effective net interest spread and a
15.3% effective levered asset yield at December 31, 2014
(2)
Fourth Quarter 2014 Highlights Full Year 2014 Highlights
Reported Operating Earnings of $66.8 million, or $2.09 per
share of common stock for year ended December 31, 2014
(1)
Increased quarterly dividend per share of common stock for
three consecutive quarters, resulting in a 12.5% total increase
Estimated taxable income of $1.66 per share of common stock
Continued rotation of investment portfolio into credit-related investments;  At December 31, 2014, 60% of AMTG’s
portfolio was allocated to non-Agency RMBS, securitized
mortgage loans and other credit investments
Had $28.6 million of advances outstanding on a warehouse line receivable, held $9.6 million of legal title to real estate subject to bond-for-title contracts (“BFT Contracts”) and $2.3 million of mortgage loans under the newly launched Seller Financing
Program
(3)
at December 31, 2014
Purchased $40 million of other credit-focused assets, including a pool of residential mortgage loans and small-balance
commercial mortgage-backed securities
(1) Operating Earnings and Operating Earnings per share of common stock are non-GAAP financial measures.  Operating Earnings and Operating Earnings per share of common stock presented exclude, as applicable: (i) certain realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii)
one-time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Please see pages 17 and 18 for a reconciliation of Operating Earnings and Operating Earnings per share of common stock to GAAP net income allocable to common stockholders and GAAP net income allocable to common stockholders per share of common stock. Operating Earnings represents the earnings, as adjusted, allocable to common stock.
(2) Effective net interest spread and effective levered asset yield are non-GAAP financial measures, which include the cost of the Company’s Swaps as a component of its interest expense.  Please see page 8.
(3) The “Seller Financing Program” refers to the  initiative whereby the Company provides funding through a warehouse line to a third-party to finance the acquisition and improvement of single-family homes.  Once the homes are improved, they are marketed for sale, with the seller providing financing to the buyer in the form of a mortgage loan or a BFT Contract.  The mortgage loans and BFT Contracts may be purchased by the Company or by an unrelated third party from the counterparty, at which time the associated balance on the warehouse line is repaid.

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Financial Summary
($ amounts in thousands except per share data)
December 31,
2014
September 30,
2014
December 31,
2013
December 31,
2014
December 31,
2013
Interest Income $39,314 $38,542 $40,721 $154,177 $154,713
Interest Expense (7,900) (7,708) (7,359) (30,386) (27,602)
Net Interest Income $31,414 $30,834 $33,362 $123,791 $127,111
Operating Earnings
(1)
$16,858 $16,372 $19,540 $66,854 $68,915
Weighted Average Shares of Common Stock Outstanding - Basic 32,040 32,035 32,007 32,028 30,444
Operating Earnings per Share of Common Stock
(1)
$0.53 $0.51 $0.61 $2.09 $2.26
Leverage Multiple (Debt / Equity) 4.4x 3.9x 4.1x 4.4x 4.1x
Annualized Return on Average Assets
(2)
2.2% 2.2% 2.6% 2.2% 2.0%
Annualized Return on Average Equity
(3)
10.2% 9.9% 11.9% 10.2% 10.5%
Three Months Ended Twelve Months Ended
(1)
Operating Earnings and Operating Earnings per share of common stock are non-GAAP financial measures.  Operating Earnings and Operating Earnings per share of common stock presented exclude, as applicable: (i) certain realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one-time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Please see pages 17 and 18 for a reconciliation of
Operating Earnings and Operating Earnings per share of common stock to GAAP net income allocable to common stockholders and GAAP net income allocable to common stockholders per share of common stock. Operating Earnings represents the earnings, as adjusted, allocable to common stock.
(2)
Annualized Return on Average Assets is calculated as annualized Operating Earning plus preferred dividend requirement for the period, as a percentage of average interest earning assets, excluding cash.
(3)
Annualized Return on Average Equity is calculated as annualized Operating Earnings plus preferred dividend requirement for the period, as a percentage of average equity over the period.

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Financial Summary
Operating Earnings per Share of Common Stock (1)
Book Value per Share of Common Stock
Dividends per Share of Common Stock
$0.61
$0.53
$0.52
$0.51
$0.53
$0.00
$0.15
$0.30
$0.45
$0.60
$0.75
Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014
$18.26
$18.64
$19.49
$19.27
$19.12
$0.00
$5.00
$10.00
$15.00
$20.00
$25.00
Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014
$0.40 $0.40
$0.42
$0.44
$0.45
$0.36
$0.38
$0.40
$0.42
$0.44
$0.46
$0.48
$0.50
Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014
(1)
Operating Earnings and Operating Earnings per share of common stock are non-GAAP financial measures.  Operating Earnings and Operating Earnings per share of common stock presented exclude, as applicable: (i) certain realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one-time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Please see pages 17 and 18 for a reconciliation of Operating Earnings and Operating Earnings per share of common stock to GAAP net income allocable to common stockholders and GAAP net income allocable to common stockholders per share of common stock. Operating Earnings represents the earnings, as adjusted, allocable to common stock.

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Book Value Roll-Forward
(1) TBA Contract refers to a to-be-announced contract to purchase or sell certain Agency RMBS on a forward basis.
Book Value - September 30, 2014 19.27 $
Common stock dividend declared (0.45)
Operating Earnings, net of preferred dividend 0.53
Non-Operating Items Impacting Net Income:
Changes in unrealized gain/(loss) on Agency RMBS, net 0.70
Changes in unrealized gain/(loss) on non-Agency RMBS, net (0.51)
Changes in unrealized gain/(loss) on securitized mortgage loans, net (0.02)
Changes in unrealized gain/(loss) on derivatives, net (0.58)
Realized gain on TBA Contract
(1)
termination, net 0.02
Realized gain on sales of non-Agency RMBS, net 0.23
Realized loss on expirations of Swaptions (0.06)
Other, net (0.01)
Book Value - December 31, 2014 19.12 $

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Portfolio Summary and Net Interest Spread
(1) Percentages reflect amount of equity allocated to Agency RMBS, non-Agency RMBS and other credit investments and securitized mortgage loans, net of associated assets and liabilities, including the fair value of interest rate derivatives. Cash and other net, represents cash and other assets and liabilities not specifically allocable to Agency RMBS, non-Agency RMBS and other credit investments or securitized mortgage loans.
(2) Effective net interest spread and effective levered asset yield are non-GAAP financial measures, which include the cost of the Company’s Swaps as a component of its interest expense, as presented.
(3) Debt/Equity multiples for each asset class are adjusted to reflect cash held to meet margin calls and certain other assets and liabilities specifically allocable to Agency RMBS, non-Agency RMBS  and other credit investments or securitized mortgage loans.
(4) Reflects legal title to real estate subject to BFT Contracts at December 31, 2014, which had an aggregate principal balance of $9,655 with a weighted average interest rate of 8.9%.
Other Investments at December 31, 2014
Agency
RMBS
Non-Agency
RMBS and
Other
Credit
Investments
Securitized
Mortgage
Loans
Weighted
Average
Asset Yield 2.9% 5.7% 8.0% 4.1%
Interest Expense (0.3%) (1.9%) (3.1%) (0.9%)
Cost of Swaps (0.9%) - (1.6%) (0.6%)
Effective Net Interest Spread 1.7% 3.8% 3.3% 2.6%
Debt / Equity
(3)
9.5x 2.7x 1.8x 4.4x
18.6% 16.1% 13.9% 15.3%
Securitized
Mortgage Loans
5%
Agency RMBS
29%
Cash and Other,
net
11%
Non-Agency
RMBS and
Other Credit
Investments
55%
($ in thousands) Amortized Cost
Warehouse line receivable 28,639 $
Legal title to real estate subject to BFT Contracts (4) 9,616
Mortgage loans purchased through Seller Financing Program 2,306
Total Other Investments 40,561 $
Allocation of Portfolio Equity at December 31, 2014
(1)
Effective Levered Asset Yield
(2)
Effective Net Interest Spread at  December 31, 2014
(2)

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)

Agency RMBS Portfolio at December 31, 2014
(1) Other includes Agency interest only securities (“Agency IO”), Agency inverse IO securities (“Agency Inverse IO”) and Agency Inverse Floaters.
3.7%
5.2%
5.8%
7.0%
7.1%
6.7%
4.9%
4.9%
6.7%
8.0%
6.8%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
9.0%
Q2
2012
Q3
2012
Q4
2012
Q1
2013
Q2
2013
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014
Q4
2014
Total Agency Portfolio average one month CPR
Agency Portfolio Overview Constant Prepayment Rates (“CPR”)
($ in thousands)
Estimated Fair
Value Q4 2014 CPR
Agency Pass-Throughs 2,243,946 $          6.7%
Agency Inverse Floaters, Agency IO and Agency Inverse  IO 43,577 12.5
Total 2,287,523 $        6.8%
Short Reset ARMs
5%
Loan Balance 30
Year Pass-Throughs
60%
New Production 30 -
Year Pass -Throughs
1%
Low Credit 30 -Year
Pass-Throughs
15%
Other(1)
2%
HARP / MHA  /
Pass-Throughs
17%
High LTV 30 Year

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Agency RMBS Portfolio at December 31, 2014
Agency RMBS Portfolio Composition Summary
($ in thousands) Principal Balance
Unamortized
Premium Amortized Cost
(1)
Estimated Fair
Value
Weighted
Average
Coupon
Estimated
Weighted
Average
Yield
(2)
Agency pass-through RMBS
30-Year Mortgages
ARM-RMBS 98,079 $                7,196 $          105,275 $               105,122 $              2.36% 1.14%
3.5% coupon 495,214 20,245 515,459 515,628 3.50% 2.87%
4.0% coupon 1,173,972 82,353 1,256,325 1,256,724 4.00% 2.86%
4.5% coupon 336,353 25,863 362,216 366,472 4.50% 2.83%
2,103,618 135,657 2,239,275 2,243,946 3.89% 2.78%
Agency Inverse Floaters
(3)
1,359 3,590 4,949 5,094 81.76% 11.82%
Agency IO
(4)
- - 11,948 11,941 2.24% 7.24%
Agency Inverse IO
(4)
- - 26,489 26,542 6.30% 8.69%
Total Agency RMBS 2,104,977 $        139,247 $   2,282,661 $         2,287,523 $       3.93% 2.87%
(1) Amortized cost is reduced by unrealized losses that are classified as other-than-temporary impairments.
(2) Estimated weighted average yield at the date presented incorporates prepayment assumptions and forward interest rate assumptions on Agency RMBS.
(3) Agency inverse floaters are comprised of securities that have a floating interest rate with coupons that reset periodically based on an index and which coupon varies inversely with changes in the index, which index is typically one-month London Interbank
Offer Rate, or LIBOR.
(4) Agency IO and Agency Inverse IO are interest only and inverseIO securities, respectively, that receive some or all of the interest payments, but no principal payments, made on a related series of Agency RMBS, based on a notional principal balance. The notional principal balance is used solely to determine interest distributions on interest-only classes of securities.  At December 31, 2014, the Company’s Agency IOs had a notional balance of $133,924 and the Company’s Agency Inverse IOs had a
notional balance of $138,293.

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Non-Agency RMBS Portfolio Overview (1)
Non-Agency RMBS Portfolio at December 31, 2014
Non-Agency RMBS Portfolio Vintage (1)
Non-Agency RMBS Cash-Flow Profile (1)
(1) Includes $23,833 of small balance commercial mortgage backed securities.
1998-2002
4%
2003
7%
2004
27%
2005
28%
2006
17%
2007
7%
2013
1%
2014
9%
Subprime
75%
Prime
1%
Pay - Option
ARM
11%
Small-Balance
Commercial
1%
Alt-A
12%
Current-Pay
64%
Locked-Out
36%

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Non-Agency RMBS Portfolio at December 31, 2014
(1) Credit enhancement is expressed as a percentage of all outstanding mortgage loan collateral. The Company's non-Agency RMBS may incur losses if credit enhancement is reduced to zero.
(2)  CRR represents conditional repayment rate.  Information is based on loans for individual groups owned by the Company.  Amounts presented reflect the weighted average monthly performance for the three months ended December 31, 2014.
December 31, 2014
Portfolio Characteristics
Estimated Fair Value ($ in thousands) $1,468,109
Amortized Cost to Par Value 82.8%
Net Weighted Average Security Coupon 1.5%
Collateral Attributes
Weighted Average Loan Age (months) 117
Weighted Average Original Loan-to-Value 81.7%
Weighted Average Original FICO Credit Score 624
Current Performance
60+ Day Delinquencies 31.7%
Average Credit Enhancement
(1)
33.1%
3 Month CRR
(2)
4.5%

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Financing and Derivative Instruments Overview
(1) Includes $33,153 of repurchase borrowings collateralized by non-Agency RMBS of $47,786 that were eliminated from the Company’s consolidated balance sheet in consolidation with the variable interest entity associated with our securitization transaction.
(2) Reflects TBA Contracts for which the Company is required to buy certain Agency RMBS on a forward basis. The Company’s one Long TBA Contract settled on January 14, 2015, resulting in a realized gain of approximately $1.5 million.
Borrowings at December 31, 2014
Derivative Instruments at December 31, 2014
Swaps Overview at December 31, 2014
Swaptions Overview at December 31, 2014
($ in thousands)
Balance
Weighted
Average
Borrowing Rate
Weighted
Average
Remaining
Maturity  (days)
Securities Financed:
Agency RMBS 2,205,082 $
0.34% 16
Non-Agency RMBS
(1)
1,159,698
1.95% 160
Other investment securities 28,805
1.74% 13
Mortgage loans
8,742
2.79% 120
Total Borrowings 3,402,327 $   0.91% 65
($ in thousands)
Notional
Amount
Estimated Fair
Value
Swaps - assets
957,000 $        9,543 $
Swaptions - assets 1,250,000 1,555
Swaps - (liabilities) 730,000 (8,949)
Long TBA Contracts - assets
(2)
100,000 544
Total Derivative Instruments
3,037,000 $  2,693 $
($ in thousands)
Term to Maturity
Notional
Amount
Average
Fixed Pay
Rate
Average
Maturity
(Years)
More than one year up to and including three years 920,000 $      1.07% 2.4
More than three years up to and including five years 189,000 1.02% 3.2
Greater than 5 years 578,000 2.13% 7.9
Total 1,687,000 $ 1.43% 4.4
($ in thousands)
Weighted
Average Weighted
Months Until Average
Fixed Pay Rate for Option Notional Swap Terms Fixed-Pay
Underlying Swap Fair Value Expiration Amount (Years) Rate
2.50 - 3.00% 139 $              5 160,000 $       5.0 2.77%
3.00 - 3.50% 1,347 10 265,000 10.0 3.31%
3.50 - 4.00% 69 3 825,000 10.0 3.75%
1,555 $         5 1,250,000 $  9.4 3.53%
Option Underlying Swap

14 APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”) Financials

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Balance Sheet
(in thousands—except share and per share data)
December 31, 2014 December 31, 2013
Assets:
Cash and cash equivalents 114,443 $                  127,959 $
Restricted cash 69,006                      67,458
RMBS, at fair value ($3,583,853 and $3,317,060 pledged as collateral, respectively) 3,755,632                  3,503,326
Securitized mortgage loans (transferred to a consolidated VIE), at fair value 104,438                    110,984
Other investment securities, at fair value ($34,228 and $11,515 pledged as collateral, respectively) 34,228                      11,515
Other investments 40,561                      -
Mortgage loans, at fair value ($13,602 and $0 pledged as collateral, respectively) 14,120                      -
Investment related receivable ($168,705 and $21,959 pledged as collateral, respectively) 191,455                    24,887
Interest receivable 10,455                      10,396
Deferred financing costs, net 652                          882
Derivative instruments, at fair value 11,642                      53,315
Other assets 1,421                        854
Total Assets 4,348,053 $               3,911,576 $
Liabilities and Stockholders' Equity
Liabilities:
Borrowings under repurchase agreements 3,402,327 $               3,034,058 $
Non-recourse securitized debt, at fair value 34,176                      43,354
Investment related payable 76,105                      -
Obligation to return cash held as collateral 2,546                        38,654
Accrued interest payable 13,026                      8,708
Derivative instruments, at fair value 8,949                        4,610
Payable to related party 4,968                        5,444
Dividends payable 18,305                      16,812
Accounts payable, accrued expenses and other liabilities 1,699                        2,335
Total Liabilities 3,562,101 $               3,153,975 $
Stockholders' Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized, 6,900,000 shares issued and outstanding
($172,500 aggregate liquidation preference) 69 $                         69 $
Common stock, $0.01 par value, 450,000,000 shares authorized, 32,088,045 and 32,038,970 shares issued and
outstanding, respectively 321                          320
Additional paid-in-capital 793,274                    792,010
Accumulated deficit (7,712)                       (34,798)
Total Stockholders' Equity 785,952 $                  757,601 $
Total Liabilities and Stockholders' Equity 4,348,053 $               3,911,576 $

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Income Statement
(in thousands—except per share data)
2014 2013 2014
2013
Interest Income:
RMBS 36,436 $              38,304 $         144,529 $              146,263 $
Securitized mortgage loans 1,856 2,313 7,900 8,267
Other 1,022 104 1,748 183
Total Interest Income 39,314 40,721 154,177 154,713
Interest Expense:
Repurchase agreements (7,532) (6,873) (28,746) (25,808)
Securitized debt (368) (486) (1,640) (1,794)
Total Interest Expense (7,900) (7,359) (30,386) (27,602)
Net Interest Income 31,414 $           33,362 $       123,791 $           127,111 $
Other Income/(Loss):
Realized gain/(loss) on sale of RMBS, net 7,480 $               (18,541) $       (8,821) $                (66,850) $
Unrealized gain/(loss) on RMBS, net 6,024 (7,648) 91,290 (147,375)
Unrealized gain/(loss) on securitized debt 163 (541) (124) (954)
Unrealized gain/(loss) on securitized mortgage loans (763) 4,038 1,683 3,950
Unrealized (loss) on mortgage loans (9) - (9) -
Unrealized gain/(loss) on other investment securities (280) 219 (205) 335
Gain/(loss) on derivative instruments, net (includes ($18,628),
($174), ($39,379) and $50,373 of unrealized gains/(losses),
respectively) (25,005) 3,692 (88,527) 59,576
Other, net 74 4 82 76
Other Income/(Loss), net (12,316) $          (18,777) $      (4,631) $               (151,242) $
Operating Expenses:
General and administrative (includes ($254), ($295), ($1,265) and
($1,047) of non-cash stock based compensation, respectively) (2,964) $              (3,127) $         (11,905) $              (11,501) $
Management fee - related party (2,840) (2,928) (11,200) (11,579)
Total Operating Expenses (5,804) $            (6,055) $        (23,105) $            (23,080) $
Net Income/(Loss) 13,294 $           8,530 $         96,055 $             (47,211) $
Preferred Stock Dividends Declared (3,450) (3,450) (13,800) (13,800)
Net Income/(Loss) Allocable to Common Stock and
Participating Securities 9,844 $             5,080 $         82,255 $             (61,011) $
Earnings/(Loss) per Share of Common Stock - Basic and Diluted 0.30 $                0.16 $           2.55 $                  (2.02) $
Dividends Declared per Share of Common Stock 0.45 $                0.40 $           1.71 $                  2.20 $
Three Months Ended
December 31,
Twelve Months Ended
December 31,

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Reconciliation of Operating Earnings
(1)
(1) Operating Earnings and Operating Earnings per share of common stock are non-GAAP financial measures.  Operating Earnings and Operating Earnings per hare of common stock presented exclude, as applicable: (i) certain realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one-time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Operating Earnings represents the earnings, as adjusted, allocable to common stock.
(2) Reflects per share amount for each component presented.
(in thousands—except share and per share data)
December 31, 2014
Per Share
Amount
(2)
December 31, 2013
Per Share
Amount
(2)
Operating Earnings:
Net income allocable to common stockholders 9,689 $
0.30 $
5,027 $
0.16 $
Adjustments:
Realized (gain)/loss on sale of RMBS, net
(7,480)                           (0.23)                             18,541                          0.58
Unrealized (gain)/loss on RMBS, net
(6,024)                           (0.19)                             7,648                            0.24
Unrealized loss on derivative instruments, net
18,627                          0.58                              174                               -
Realized (gain)/loss on Swap and Swaption terminations, net 1,885                            0.06                              (8,429)                           (0.26)
Realized (gain) on TBA Contracts
(622)                              (0.02)                             -                                -
Tax amortization of (loss) on Swaption terminations and
expirations, net (360)                              (0.01)                             -                                -
Other unrealized (gain)/loss, net 889                               0.03                              (3,716)                           (0.12)
Non-cash stock-based compensation expense
254                               0.01                              295                               0.01
Total adjustments to arrive at operating earnings:
7,169                            0.23                              14,513                          0.45
Operating Earnings 16,858 $                       0.53 $                           19,540 $                       0.61 $
Weighted average shares of common stock 32,040                          32,007
Three Months Ended Three Months Ended

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
(1)
(2)
Reconciliation of Operating Earnings
(1)
(in thousands—except share and per share data)
December 31, 2014
Per Share
Amount
(2)
December 31, 2013
Per Share
Amount
(2)
Operating Earnings:
Net income/(loss) allocable to common stockholders
81,690 $                      2.55 $                          (61,416) $                     (2.02) $
Adjustments:
Realized loss on sale of RMBS, net
8,821 0.28 66,850 2.20
Unrealized (gain)/loss on RMBS, net
(91,290) (2.85) 147,375 4.84
Unrealized (gain)/loss on derivative instruments, net
39,379 1.23 (50,373) (1.65)
Realized (gain)/loss on Swap and Swaption terminations, net
22,502 0.70 (30,956) (1.02)
Realized (gain)/loss on TBA Contracts
6,534 0.20 (281) (0.01)
Tax amortization of (loss) on Swaption terminations and
expirations, net (702) (0.02) - -
Other unrealized (gain), net
(1,345) (0.04) (3,331) (0.11)
Non-cash stock-based compensation expense
1,265 0.04 1,047 0.03
Total adjustments to arrive at operating earnings:
(14,836) (0.46) 130,331 4.28
Operating Earnings
66,854 $                      2.09 $                          68,915 $                      2.26 $
Weighted average shares of common stock
32,028
30,444
Twelve Months Ended Twelve Months Ended
Operating Earnings and Operating Earnings per common share are non-GAAP financial measures. Operating Earnings and Operating Earnings per common share presented exclude, as applicable: (i) certain realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Operating Earnings represents the earnings, as adjusted, allocable to common stock.
Reflects per share amount for each component presented.

19 APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”) Contact Information Hilary Ginsberg Investor Relations Manager 212-822-0767